UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 28, 2025

ESG Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-259772	87-1918342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 East Hillendale Rd. Chadds Ford, PA	19317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	267-467-5871

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2025, the Board of Directors of the Company appointed Edward F. Gobora as Chief Financial Officer of the Company, effective immediately. Mr. Zhi Yang, who previously served as the Company’s Chief Financial Officer, will no longer hold that position as of such date.

Mr. Gobora, age 59, currently serves as President and Chief Executive Officer of Main Line Advisory, LLC. He is also a founder of Miami International Holdings, Inc., the parent company of the MIAX Options Exchange. Prior to founding MIAX, Mr. Gobora was employed by Merrill Lynch in Princeton and London, where he served as Global Head of Currency Management and Head of the Global Bond Team from 1988 to 2001.

Mr. Gobora earned a Bachelor of Science in Business Administration from Bloomsburg University of Pennsylvania. In addition to his professional experience, Mr. Gobora has been a long-standing member of the First Troop Philadelphia City Cavalry and served as its Executive Officer for eight years.

Compensatory Arrangements

In connection with his appointment as Chief Financial Officer, the Company and Mr. Gobora have not yet entered into a formal employment agreement. Both the Company and mr. Gobora agreed on the annual compensation as CFO to be in Company shares valued at $60,000. His share compensation will be pro-rated quarterly based on the average closing share price of the last five trading days of the quarter. Such shares will be issued him every six months by directive to the transfer agent.

Related Party Transactions

There are no arrangements or understandings between Mr. Gobora and any other person pursuant to which he was selected as an officer of the Company. There are no family relationships between Mr. Gobora and any director or executive officer of the Company, and there are no related-party transactions in which Mr. Gobora has or will have a direct or indirect material interest that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 28, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Zhi Yang
Zhi Yang
CEO

Date: August 28, 2025

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